UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 9, 2013

CARPENTER TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5828	23-0458500
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

P.O. Box 14662 Reading, Pennsylvania		19612-4662
(Address of principal executive offices)		(Zip Code)

(610) 208-2000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2013, Carpenter Technology Corporation (“Carpenter”) announced the appointment of Tony R. Thene as Senior Vice President and Chief Financial Officer, effective January 31, 2013. Mr. Thene, 52, holds a bachelor’s degree in accounting from Indiana State University and a Masters of Business Administration from Case Western Reserve University. Mr. Thene will join Carpenter after 23 years with Aloca Inc., a leading producer of primary and fabricated aluminum. He is currently the Chief Financial Officer for Alcoa’s Engineered Products and Solutions business headquartered in New York City. Prior to his current position, Mr. Thene was Vice President & Controller for Alcoa and was responsible for all corporate and business technical accounting matters, including financial controls and all Securities Exchange Commission filings.

Mr. Thene’s base salary was established at $430,000 per year, and he received a one-time signing bonus of $100,000. Mr. Thene will be eligible to participate in Carpenter’s annual bonus plan for fiscal year 2013 with a “target level” cash bonus of 80% of his salary. The target is based on operating income, operating margin, working capital, and certain customer and safety related performance objectives. On his start date with Carpenter, Mr. Thene will receive a one-time award of restricted stock units valued as $350,000, which will vest on the third anniversary of his start date provided his employment continues through such date. Mr. Thene will be eligible to participate in Carpenter’s Severance Pay Plan for Executives and Change of Control Severance Plan, as well as Carpenter’s other benefit programs.

In connection with Mr. Thene’s assumption of the role of Carpenter’s Chief Financial Officer, K. Douglas Ralph will no longer serve in that position but will remain involved with Carpenter as needed in an advisory capacity during Mr. Thene’s transition.

Attached hereto as Exhibit 10.1 is the offer letter with employment terms signed by Mr. Thene, which summarizes the terms of his employment with Carpenter. The press release announcing Mr. Thene being named as Carpenter’s Chief Financial Officer is attached hereto as Exhibit 99.1. Exhibit 10.1 and Exhibit 99.1 are incorporated herein by reference.

Item 8.01	Other Events.

On January 9, 2013, Carpenter also announced the promotion of Andrew Ziolkowski to the position of Senior Vice President – Commercial, Specialty Alloy Operations & Latrobe Operations. The press release announcing Mr. Ziolkowski’s promotion is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Employment Terms for Tony R. Thene

99.1	Press Release dated January 9, 2013 regarding Tony R. Thene

99.2	Press Release dated January 9, 2013 regarding Andrew Ziolkowski

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARPENTER TECHNOLOGY CORPORATION

By:	/s/ James D. Dee
Name: James D. Dee
Title: Vice President, General Counsel and Secretary

Date: January 9, 2013

Exhibit Index

Exhibit No.	Description

10.1	Employment Terms for Tony R. Thene

99.1	Press Release dated January 9, 2013 regarding Tony R. Thene

99.2	Press Release dated January 9, 2013 regarding Andrew Ziolkowski